Exhibit No. 32.1
Latin America Ventures, Inc.
File No. 0-53132
Form 10-Q
Quarter ended March 31, 2010

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Latin America Ventures, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pierre Galoppi, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2010	/s/ Pierre Galoppi
Pierre Galoppi
Chief Executive Officer
and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Latin America Ventures, Inc. and will be retained by Latin America Ventures, Inc. furnished to the Securities and Exchange Commission or its staff upon request.